UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2019 (March 25, 2019)

GLYECO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30396	45-4030261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	P.O. Box 387 Institute, West Virginia	25112
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 25, 2019, GlyEco, Inc. (the “Company”) held an Annual Meeting of Stockholders (the “Annual Meeting”). As described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 25, 2019, at the Annual Meeting the Company’s stockholders voted on five (5) matters: (i) the election of five (5) directors; (ii) the ratification of the appointment of KMJ Corbin & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018; (iii) the ratification of the appointment of KMJ Corbin & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019; (iv) the reincorporation of the Company from the State of Nevada to the State of Delaware; and (v) the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

At the Annual Meeting, stockholders representing 1,172,682 shares of common stock, or approximately 84.74% of the 1,383,731 shares of common stock outstanding as of February 26, 2019, the record date for the Annual Meeting, were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting.

Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to management’s nominees for directors. All nominees for directors listed below were elected. The term of office for each director will be until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

The final results of the election of directors were as follows:

Name	For	Withheld	Broker Non-Votes
Dwight B. Mamanteo	882,911	526	289,245
Charles F. Trapp	860,411	23,026	289,245
Frank Kneller	882,911	526	289,245
Scott Nussbaum	877,982	5,455	289,245
Richard Geib	882,982	455	289,245

The Company’s stockholders ratified the appointment of KMJ Corbin & Company LLP as the Company’s independent auditors for the fiscal year ending December 30, 2018 by a vote of 1,171,559 shares for, 319 shares against and 804 shares abstaining. There were no broker non-votes.

The Company’s stockholders ratified the appointment of KMJ Corbin & Company LLP as the Company’s independent auditors for the fiscal year ending December 30, 2019 by a vote of 1,171,559 shares for, 319 shares against and 804 shares abstaining. There were no broker non-votes.

The Company’s stockholders approved the reincorporation of the Company from the State of Nevada to the State of Delaware by a vote of 882,686 shares for, 751 shares against and no shares abstaining. There were 289,245 broker non-votes.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by a vote of 858,128 shares for, 964 shares against and 24,345 shares abstaining. There were 289,245 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2019

GlyEco, Inc.

By:	/s/ Richard geib
Name:	Richard Geib
Title:	Chief Executive Officer